FEDERATED LARGE CAP GROWTH FUND

(A Portfolio of Federated Equity Funds)
Supplement to the Prospectus dated December 31, 1999

     On page 14 of the prospectus, in the section entitled "The Fund's Portfolio Managers are:," please replace the biography of Salvatore Esposito with the following:

"ANGELA AUCHEY

     Angela Auchey has been a Portfolio Manager of the Fund since September 2000. Ms. Auchey joined Federated in July 1997 as an Investment Analyst. She was promoted to Senior Investment Analyst in July 1999 and to Assistant Vice President of the Fund's investment adviser in July 2000. She was previously employed by SunTrust Capital Markets, serving as Manager of Investment Strategies from 1996 through June 1997 and as Investment Strategies Consultant from 1994 to 1996. Ms. Auchey earned a B.S. from Jacksonville University and an M.B.A. in finance from Georgia State University."

     James E. Grefenstette will remain as a Portfolio Manager of the Fund.

                                                              September 30, 2000


Cusip 314172 84 2
Cusip 314172 83 4
Cusip 314172 82 6

25667 (9/00)